Exhibit 99.2

Investor Presentation Fourth Quarter 2019

2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Bridgewater Bancshares, Inc. (the “Company”). These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the negative effects of the COVID-19 pandemic, including its effects on the economic environment, our clients and our operations, as well as any changes to federal, state or local government laws, regulations or orders in connection with the pandemic; loan concentrations in our portfolio; the overall health of the local and national real estate market; our ability to successfully manage credit risk; business and economic conditions generally and in the financial services industry, nationally and within our market area; our ability to maintain an adequate level of allowance for loan losses; new or revised accounting standards, including as a result of the future implementation of the Current Expected Credit Loss Standard; our high concentration of large loans to certain borrowers; our concentration of large deposits from certain clients; our ability to successfully manage liquidity risk; our dependence on non-core funding sources and our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; developments and uncertainty related to the future use and availability of some reference rates, such as the London Interbank Offered Rate, as well as other alternative reference rates; the composition of our senior leadership team and our ability to attract and retain key personnel; the occurrence of fraudulent activity, breaches or failures of our information security controls or cybersecurity-related incidents; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry; the effectiveness of our risk management framework; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes; interest rate risk; fluctuations in the values of the securities held in our securities portfolio; the imposition of tariffs or other governmental policies impacting the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics (including the COVID-19 pandemic), acts of war or terrorism or other adverse external events; potential impairment to the goodwill we recorded in connection with our past acquisition; changes to U.S. tax laws, regulations and guidance; and any other risks described in the “Risk Factors” sections of reports and other documents filed by the Company with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sources. Although we believe that such information is accurate and that the sources from which it has been obtained are reliable, we cannot guarantee the accuracy of, and have not independently verified, such information. Use of Non-GAAP financial measures In addition to the results presented in accordance with U.S. General Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures to the comparable GAAP measures are provided in this presentation. Disclaimer

3 The Finest Entrepreneurial Bank in the Twin Cities Company Highlights Company Overview Franchise Footprint Name: Bridgewater Bancshares, Inc. Headquarters: St. Louis Park, MN Ticker: NASDAQ: BWB Assets: $3.2 Billion Loans: $2.6 Billion Deposits: $2.7 Billion Equity: $290.8 Million • Founded in 2005 by a group of banking industry veterans and local business leaders • Publicly traded on NASDAQ since March 14, 2018 under the symbol “BWB” • The Company operates through seven branches across the Twin Cities MSA • Continuous profitability since the third month of operations • Record of stability, growth and profitability through the Great Recession and recovery, and, more recently, through the COVID-19 pandemic • Expertise in commercial real estate with a focus in multifamily lending • Organizational focus on productivity and risk management • Effective operating model, with an efficiency ratio consistently in the low 40% range Twin Cities MSA Data as of June 30, 2021

1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation. 4 $0.38 • Gross loan balances up $168.1 million, or 27.8% annualized from 1Q21 (up 41.2% ex. PPP) • Deposit balances up $82.3 million, or 12.5% annualized from 1Q21 Diluted EPS Efficiency Ratio1 Return on Average Common Equity Return on Average Assets 1.43% 15.40% 42.0% • Total revenue of $27.9 million, up 5.6% from 1Q21 • Pre-provision net revenue1 (PPNR) of $15.9 million with a PPNR ROA1 of 2.07% • Solid net interest margin of 3.52%, down 8 bps from 1Q21; core net interest margin1 (ex. PPP and loan fees) of 3.31%, down 3 bps from 1Q21 • Annualized net charge-offs to average loans of 0.00% • Provision of $1.6 million driven by continued strong loan growth, bringing allowance to total loans to 1.50% (ex. PPP), down from 1.59% in 1Q21 • Nonperforming assets to total assets of 0.02%, down from 0.03% in 1Q21 • Tangible common equity ratio1 of 9.10%, up 11 bps from 1Q21 • $1.3 billion of on- and off-balance sheet liquidity • Completed private placement of $30 million of 3.25% Fixed-to-Floating Rate Subordinated Notes due 2031 on July 8, 2021 Robust Balance Sheet Growth Continues Strong Revenue Growth Superb Asset Quality Solid Capital and Liquidity Position 2Q21 Earnings Highlights

PPNR ROA1 5 Strong Profitability and Revenue Generation Strong PPNR 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in thousands Consistent Revenue Growth $21,342 $21,679 $24,841 $25,395 $26,288 $1,977 $1,157 $986 $1,008 $1,603 $23,319 $22,836 $25,827 $26,403 $27,891 2Q20 3Q20 4Q20 1Q21 2Q21 $13,039 $13,200 $16,298 $15,598 $15,852 $7,598 $7,174 $4,979 $10,671 $10,993 2.00% 1.94% 2.30% 2.15% 2.07% 1.17% 1.05% 0.70% 1.47% 1.43% 2Q20 3Q20 4Q20 1Q21 2Q21 Net Income PPNR1 ROA Noninterest Income Net Interest Income

$21,342 $21,679 $24,841 $25,935 $26,288 3.38% 3.28% 3.61% 3.60% 3.52% 3.22% 3.14% 3.29% 3.34% 3.31% 2Q20 3Q20 4Q20 1Q21 2Q21 Core Net Interest Margin1,2 Net Interest Margin1 6 1 Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21% 2 Excludes loan fees and PPP loan balances, interest and fees; represents a Non-GAAP financial measure, see Appendix for Non-GAAP reconciliation Dollars in thousands • 23.2% YoY growth in net interest income • 2Q21 net interest income includes the recognition of $1.4 million of PPP loan origination fees, which contributed 19 bps to net interest margin • Estimated $3.4 million of PPP fees yet to be recognized • Total interest earning asset yield declined 14 bps while total interest- bearing liability cost decreased 8 bps compared to 1Q21 • Excess cash weighed 3 bps on NIM during the quarter • Expect continued stabilization of core net interest margin Growing Net Interest Income With a Stable Core Net Interest Margin Net Interest Income

Loan Yield (ex. Loan Fees and PPP)2 7 1 Excludes loan fees and PPP 2 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in millions Spot Rate 2.66% Spot Rate 4.25%1 Spot Rate 0.59% Spot Rate 0.58% Deploying Excess Liquidity into Investments Market-Related Loan Yield Pressure as Balances Grow Improving Deposit Mix Resulting in Lower Deposit Costs Lower Overall Funding Costs Net Interest Drivers $2,152 $2,207 $2,301 $2,390 $2,534 4.85% 4.73% 4.89% 4.74% 4.56% 4.76% 4.69% 4.59% 4.50% 4.37% 2Q20 3Q20 4Q20 1Q21 2Q21 $295 $339 $371 $383 $391 3.13% 2.68% 2.70% 2.76% 2.55% 2Q20 3Q20 4Q20 1Q21 2Q21 $1,502 $1,597 $1,687 $1,836 $1,898 1.38% 1.21% 0.96% 0.81% 0.74% 2Q20 3Q20 4Q20 1Q21 2Q21 $1,502 $1,597 $1,688 $1,836 $1,898 $603 $615 $654 $676 $732 $237 $215 $188 $138 $141 $2,342 $2,427 $2,530 $2,650 $2,771 1.17% 1.12% 0.92% 0.77% 0.70% 2Q20 3Q20 4Q20 1Q21 2Q21 Average Interest-Bearing Deposits Average Noninterest-Bearing Deposits Average Borrowings Cost of Liability Funding Average Investments Investment Yield Average Loans Loan Yield Average Interest-Bearing Deposits Cost of Interest-Bearing Deposits

1.37% 1.40% 1.34% 1.49% 1.48% 0.27% 0.02% 0.82% 0.02% 0.02% 1.64% 1.42% 2.16% 1.51% 1.50% 48.6% 42.3% 59.0% 41.2% 42.0% 40.4% 41.7% 36.6% 40.7% 41.5% 2Q20 3Q20 4Q20 1Q21 2Q21 Adjusted NIE / Avg. Assets2 Adjusted Efficiency Ratio2 Adjustment Factors / Avg. Assets2 Efficiency Ratio2 8 Adjusted Efficiency Ratio Consistently in the Low 40% Range Operating Expense Composition 1 1Q21 median efficiency ratio for publicly-traded banks with total assets between $1 billion and $10 billion (Source: S&P Global Market Intelligence) 2 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in thousands Efficiency Ratio Among Lowest in Industry Industry median efficiency ratio of 58%1 Expenses expected to increase in-line with asset growth $6,348 $6,550 $6,216 $7,102 $7,512 $672 $894 $979 $1,055 $980 $564 $652 $690 $753 $849 $1,697 $1,576 $1,760 $2,013 $2,136 $1,430 $5,613 $10,711 $9,672 $15,258 $10,923 $11,477 2Q20 3Q20 4Q20 1Q21 2Q21 Occupancy Personnel Other Technology FHLB Advance Prepayment Fees

9 • 23.9% YoY loan growth, excluding PPP loans • 2Q21 gross loans grew $232.2 million, or 41.2% annualized, excluding PPP loans • Expect near-term annualized loan growth (ex. PPP) in the high teen percent range Dollars in millions • Strong brand and service model in the Twin Cities market • M&A-related market disruption resulting in client and banker acquisition opportunities • PPP-related client acquisition opportunities • Expansion of talented lending teams Robust Loan Growth Continues $2,014 $2,077 $2,188 $2,263 $2,495 $180 $182 $138 $163 $99 $2,194 $2,259 $2,326 $2,426 $2,594 2Q20 3Q20 4Q20 1Q21 2Q21 BWB Loan Growth Catalysts PPP Loans Gross Loans (ex. PPP)

10 Dollars in millions • Despite payoffs and paydowns of $125 million and a net PPP balance reduction of $64 million in 2Q21, gross loan portfolio grew $168 million from 1Q21 • Loan pipeline remains strong and diversified among various asset classes A Proven Loan Growth Engine Up 22% compared to 1Q21 Down 43% compared to 1Q21 Decrease Increase Total

CRE NOO 29.2% Multifamily 30.5% C&D 9.7% 1-4 Family 10.7% CRE OO 3.4% C&I 12.4% PPP 3.8% Consumer & Other 0.3% 11 Dollars in millions Loan Portfolio Composition Loan Mix by Type $2.59 Billion 2Q21 Loan Growth by Type (vs. 1Q21) Well-Diversified Loan Portfolio • 2Q21 loan growth across all commercial portfolios, led by multifamily and C&D • Growth in multifamily due to segment expertise and lower portfolio risk characteristics • C&D growth driven by build out of additional lending and credit expertise in the space over the past two years – focus on experienced developers with properties in quality locations • 59% fixed rate, 23% adjustable rate and 18% variable rate • Loan modifications of $34 million at June 30, 2021, or 1.4% of gross loans (ex. PPP) $(64) $(17) $0 $8 $20 $38 $58 $125 Multifamily C&D CRE NOO C&I CRE OO Consumer & Other 1-4 Family PPP

$649 $686 $672 $713 $758 $285 $322 $366 $433 $432 $517 $498 $658 $792 $761 $382 $364 $354 $345 $322 $409 $403 $452 $356 $447 $2,242 $2,273 $2,502 $2,639 $2,721 2Q20 3Q20 4Q20 1Q21 2Q21 12 • 16.8% YoY growth in noninterest- bearing deposits • Robust deposit inflows reflect both successful new client and banker acquisition initiatives and pandemic- related accumulation of liquidity by existing clients • Increase in brokered deposits included $75 million at 1 basis point late in 2Q21 • Core deposits1 were 81% of total deposits (up from 76% at 2Q20) • $169 million in time deposits maturing over the next five quarters at a blended cost of 1.55% • Expect deposit growth to continue to fund loan growth going forward 1 Total deposits less brokered deposits and certificates of deposit greater than $250,000 Dollars in millions Deposit Growth with Improving Mix Interest-Bearing Transaction Noninterest-Bearing Transaction Time Savings & Money Market Brokered

$27,633 $31,381 $34,841 $35,987 $37,591 1.37% 1.51% 1.59% 1.59% 1.50% 1.26% 1.39% 1.50% 1.48% 1.45% 2Q20 3Q20 4Q20 1Q21 2Q21 $3,740 $16,074 $15,164 $6,739 $7,195 1.20% 4.95% 4.54% 1.94% 1.99% 2Q20 3Q20 4Q20 1Q21 2Q21 13 Asset Quality Classified Assets Nonperforming Assets1 Allowance for Loan Losses Net Charge-Offs Superb Asset Quality Despite COVID Impact 3Q20 increase due to two COVID-related relationships Consistently low NPA levels Current reserves at appropriate levels Cumulative NCOs of $642K since 2017 ¹ Nonaccrual loans, loans 90 days past due and foreclosed assets Dollars in thousands $602 $433 $775 $770 $761 0.02% 0.02% 0.03% 0.03% 0.02% 2Q20 3Q20 4Q20 1Q21 2Q21 $(48) $2 $440 $(46) $(4) (0.01)% 0.00% 0.08% (0.01)% 0.00% 2Q20 3Q20 4Q20 1Q21 2Q21 Classified Assets % of Bank Tier 1 Capital + ALLL NPAs % of Assets ALLL % of Gross Loans % of Gross Loans (ex. PPP) Net Charge-offs % of Average Loans (annualized)

C&I 46.9% CRE NOO Retail 16.0% CRE NOO Hotels 27.7% 1-4 Family 1.2% CRE Other 8.2% CRE NOO Retail 50.2% 1-4 Family 18.8% Owner Occupied 12.0% C&I 16.9% C&D 1.9% Consumer & Other 0.2% $7 Million 14 Investor Real Estate Secured: CRE Nonowner Occupied (“NOO”) Watch List By Loan Type Classified List By Loan Type $57 Million Dollars in thousands Watch List Characteristics Loan Balance Outstanding $56,696 % of Total Loans, Gross 2.2% Number of Loans 26 Average Loan Size $2,181 Classified List Characteristics Loan Balance Outstanding $7,195 % of Total Loans, Gross 0.3% Number of Loans 19 Average Loan Size $379 % of Bank Tier 1 Capital + ALLL 1.99% Classified Assets Remain at Modest Levels Majority of Watch and Classified loans are pandemic-related Only 3 hotel relationships as of June 30, 2021, with 2 on Watch

18.3% 16.8% 18.4% 19.2% 15.4% 16.1% 15.5% 19.8% 22.3% 25.9% $948 $894 $1,121 $1,273 $1,305 2Q20 3Q20 4Q20 1Q21 2Q21 9.94% 9.83% 9.28% 9.11% 9.08% 11.39% 11.03% 10.35% 10.34% 9.67% 15.99% 15.45% 14.58% 14.46% 13.49% 2Q20 3Q20 4Q20 1Q21 2Q21 15 Dollars in millions Consolidated Capital Ratios On & Off-Balance Sheet Liquidity as % of Total Assets Solid Capital and Liquidity Position Completed private placement of $30 million of 3.25% Fixed-to- Floating Rate Subordinated Notes due 2031 on July 8, 2021 Focus on utilizing capital to support strong loan growth Securities portfolio completely unencumbered at June 30, 2021 Off-Balance Sheet Liquidity as a % of Assets On-Balance Sheet Liquidity as a % of Assets Total Risk-Based Capital Ratio Common Equity Tier 1 Capital Ratio Tier 1 Leverage Ratio

$254 $262 $262 $276 $288 9.23% 9.46% 8.96% 8.99% 9.10% 2Q20 3Q20 4Q20 1Q21 2Q21 Tangible Common Equity to Tangible Assets1 $4.53 $5.40 $7.22 $8.33 $9.31 $10.22 2016 2017 2018 2019 2020 2Q21 16 Strong Capital and Liquidity Tangible Book Value Per Share1 Tangible Common Equity 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in millions, except per share data Growing Tangible Book Value Tangible Common Equity1

Investor Highlights Investor Highlights Pre-eminent real estate bank in the Twin Cities market with a focus on multifamily lending Operational strategy focused on generating consistently profitable organic growth Superior profitability driven by a highly efficient business model Very experienced and deep group of managers and business producers Primary operations in the growing Twin Cities market, with ample opportunities from bank M&A disruption Proactive risk management approach resulting in continued strong asset quality, despite the pandemic An unconventional culture that is attracting and retaining top talent 1 2 3 4 5 6 7 Core Values Unconventional Responsive Dedicated Growth Accuracy 17

12.6% 10.3% 7.3% 9.7% 13.6% 13.6% 12.7% 10.7% 24.5% 26.9% 26.9% 30.5% 3.9% 3.5% 3.2% 3.4% 29.5% 31.0% 30.5% 29.2% 15.7% 14.4% 13.1% 12.4% 6.0% 3.8% $1,665 $1,912 $2,326 $2,594 2018 2019 2020 2Q21 19 Dollars in millions Historical Loan Composition • Robust organic growth • Well diversified portfolio among asset classes • Multifamily focus and expertise • Geographic concentration in Twin Cities MSA, with greater than 85% of loans in market 1-4 Family Construction and Development Owner-Occupied CRE Multifamily Non Owner-Occupied CRE Commercial & Industrial PPP Consumer & Other

Dollars in thousands 20 Investor Real Estate Secured: CRE Nonowner Occupied (“NOO”) Portfolio Characteristics – CRE NOO Loan Balance Outstanding $758,101 % of Total Loans, Gross 29.2% Number of Loans 357 Average Loan Size $2,124 Loan-to-Value (Weighted Average) 60.1% 5 Year Net Charge-Offs (%) 0.01% By Property Type Office 28.2% Retail 20.9% Industrial 24.6% Nursing/Assisted Living 9.7% Hotels 2.6% Restaurant 3.5% Other 10.5% $758 Million 77% 4-6 Month Risk Rating Number of Loans 2Q21 Total Pass 345 $ 725,077 Watch 9 29,409 Classified 3 3,615 Total 357 $ 758,101 Investor Real Estate Secured – CRE Nonowner Occupied (NOO)

Dollars in thousands 21 Portfolio Characteristics – CRE NOO Office Loan Balance Outstanding $213,713 % of Total Loans, Gross 8.2% Number of Loans 98 Average Loan Size $2,181 Loan-to-Value (Weighted Average) 62.0% Investor Real Estate Secured: CRE NOO Retail 0-50k Sq Ft, 43.8% 50k - 125k Sq Ft, 20.1% 125k - 200k Sq Ft, 19.8% 200k+ Sq Ft, 16.3% $214 Million Risk Rating Number of Loans 2Q21 Total Pass 98 $ 213,713 Watch -- Classified -- Total 98 $ 213,713 Investor Real Estate Secured – CRE NOO Office By Property Square Footage

Dollars in thousands 22 Portfolio Characteristics – CRE NOO Retail Loan Balance Outstanding $158,330 % of Total Loans, Gross 6.1% Number of Loans 101 Average Loan Size $1,568 Loan-to-Value (Weighted Average) 60.3% Investor Real Estate Secured: CRE NOO Retail 0-25k Sq Ft, 46.6% 25k - 75k Sq Ft, 31.4% 75k - 125k Sq Ft, 14.1% 125k+ Sq Ft, 7.9% $158 Million Risk Rating Number of Loans 2Q21 Total Pass 94 $ 145,653 Watch 4 9,062 Classified 3 3,615 Total 101 $ 158,330 Investor Real Estate Secured – CRE NOO Retail By Property Square Footage

Dollars in thousands 23 Portfolio Characteristics – CRE NOO Industrial Loan Balance Outstanding $186,605 % of Total Loans, Gross 7.2% Number of Loans 76 Average Loan Size $2,455 Loan-to-Value (Weighted Average) 57.43% Investor Real Estate Secured: CRE NOO Retail 0-50k Sq Ft, 23.1% 50k - 125k Sq Ft, 35.3% 125k+ Sq Ft, 41.6% $187 Million Risk Rating Number of Loans 2Q21 Total Pass 76 $ 186,605 Watch -- Classified -- Total 76 $ 186,605 Investor Real Estate Secured – CRE NOO Industrial By Property Square Footage

24 1 Based on state of primary real property collateral if available, otherwise borrower address is used Dollars in thousands Investor Real Estate Secured: CRE NOO Hotels Portfolio Characteristics – CRE NOO Hotels Loan Balance Outstanding $19,366 % of Total Loans, Gross 0.7% Number of Loans 5 Average Loan Size $3,873 Loan-to-Value (Weighted Average) 70.5% Twin Cities MSA 81.6% MN 18.4% $19 Million 4-6 Month 100% Risk Rating Number of Loans 2Q21 Total Pass 2 $ 3,659 Watch 3 15,707 Classified -- Total 5 $ 19,366 Investor Real Estate Secured – CRE NOO Hotels By Geography1

25 Portfolio Characteristics – CRE NOO Restaurants Loan Balance Outstanding $26,385 % of Total Loans, Gross 1.0% Number of Loans 19 Average Loan Size $1,389 Loan-to-Value (Weighted Average) 62.1% Investor Real Estate Secured: CRE NOO Restaurant Full-Service 51.5% Quick-Service 28.9% Tap Rooms 8.9% Coffee Shops & Bakeries 10.7% $26 Million 96% 4-6 Month Risk Rating Number of Loans 2Q21 Total Pass 19 $ 26,385 Watch -- Classified -- Total 19 $ 26,385 Dollars in thousands Investor Real Estate Secured – CRE NOO Restaurants By Restaurant Type

5-19 Units 15.2% 20-49 Units 26.9% 50-99 Units 26.0% 100+ Units 31.9% $790 Million 26 Portfolio Characteristics – Multifamily Loan Balance Outstanding $790,275 % of Total Loans, Gross 30.5% Number of Loans 334 Average Loan Size $2,366 Loan-to-Value (Weighted Average) 63.6% 5 Year Net Charge-Offs (%) 0.00% Investor Real Estate Secured: CRE NOO Restaurant 44% 56% 7-12 Month Risk Rating Number of Loans 2Q21 Total Pass 334 $ 790,275 Watch -- Classified -- Total 334 $ 790,275 Dollars in thousands Investor Real Estate Secured – Multifamily By Unit Type

Twin Cities MSA 96.2% MN 0.5% Other States 3.3% Residential 25.7% Multifamily 44.3% CRE Other 11.5% Land 18.5% $252 Million 27 By Property Type By Geography1 Land Portfolio Composition Investor Real Estate Secured: CRE NOO Restaurant Portfolio Characteristics – C&D Loan Balance Outstanding $251,573 % of Total Loans, Gross 9.7% % Utilization of Commitments 36.5% Number of Loans 317 Average Loan Size $794 Loan-to-Value (Weighted Average) 63.2% 5 Year Net Charge-Offs (%) 0.00% Finished Lots, 29.3% Developed Land, 59.4% Undeveloped Land, 11.2% $46 Million 1 Based on state of primary real property collateral if available, otherwise borrower address is used Dollars in thousands Investor Real Estate Secured – Construction and Development $252 Million

28 Investor Real Estate Secured: CRE Nonowner Occupied (“NOO”) Portfolio Characteristics – CRE OO Loan Balance Outstanding $87,507 % of Total Loans, Gross 3.4% Number of Loans 144 Average Loan Size $608 Loan-to-Value (Weighted Average) 58.1% 5 Year Net Charge-Offs (%) (0.01)% Office 30.1% Retail 11.5% Industrial 43.2% Restaurant 3.3% Other 11.9% $88 Million 4-6 Month Risk Rating Number of Loans 2Q21 Total Pass 140 $ 86,642 Watch -- Classified 4 865 Total 144 $ 87,507 Dollars in thousands Real Estate Secured – CRE Owner Occupied By Property Type

Real Estate and Rental and Leasing, 35.9% Construction, 12.4% Manufacturing, 15.8% Finance & Insurance, 9.9% Other, 9.0% Professional Services, 7.0% Wholesale/Retail Trade, 5.9% Accomodation & Food Services, 4.2% $321 Million 29 1 Distribution by North American Industry Classification System (NAICS). Any industries included in Other category are individually < 3% of total portfolio Dollars in thousands Portfolio Characteristics – C&I Loan Balance Outstanding $321,474 % of Total Loans, Gross 12.4% Number of Loans 737 Average Loan Size $436 Number of Relationships 472 5 Year Net Charge-Offs (%) 0.03% 4-6 Month Risk Rating Number of Loans 6/30/21 Total Pass 717 $ 293,690 Watch 14 26,571 Classified 6 1,213 Total 737 $ 321,474 Commercial and Industrial By Industry1

Existing Client 57.7% New Client 42.3% 30 New vs. Existing Client PPP Origination Summary as of 6/30/2021 Number of Loans Principal Balance Origination Fees Round 1 1,200 $ 181,600 $ 5,706 Round 2 651 78,386 3,544 Total 1,851 $ 259,986 $ 9,250 Dollars in thousands PPP Outstanding Summary As of and for the Three Months Ended 6/30/2021 Program Lifetime # of Loans Principal Balance Net Fees Earned Unrecognized Fees Net Fees Generated Net Fees Earned Round 1 225 $ 27,184 $ 971 $ 376 $ 5,706 $ 5,330 Round 2 606 71,888 430 3,046 3,544 498 Total 831 $ 99,072 $1,401 $ 3,422 $ 9,250 $ 5,828 PPP Loans

23.6% 24.5% 26.9% 27.9% 11.5% 14.5% 14.6% 15.9% 25.8% 28.3% 26.3% 28.0% 20.4% 19.8% 14.1% 11.8% 18.7% 12.9% 18.1% 16.4% $1,561 $1,823 $2,502 $2,721 2018 2019 2020 2Q21 31 1 Total deposits less brokered deposits and certificates of deposit greater than $250,000 Dollars in millions • Continue to attract in-market lenders and deposit gatherers with loyal client bases from institutions disrupted by M&A • Core deposits1 increased from 74% of total deposits in 2018 to 81% as of June 30, 2021 • Will continue to opportunistically and efficiently supplement core deposits with low-cost brokered deposits Historical Deposit Composition Interest-Bearing Transaction Noninterest-Bearing Transaction Time Savings & Money Market Brokered

32 Dollars in thousands Loan Portfolio – Repricing Composition Variable/Adjustable Loans vs. Rate Floors Fixed/Adjustable Years to Maturity/Repricing Loan Portfolio Repricing Fixed, 59.1% Variable, 22.9% Adjustable, 18.0% 85% 74% 62% 73% 71% 85% 15% 26% 38% 27% 29% 15% $299,712 $202,731 $285,398 $259,263 $366,016 $585,442 Less Than 1 Year 1 to 2 Years 2 to 3 Years 3 to 4 Years 4 to 5 Years 5+ Years Index Rate At Floor 0 to -25 bps -26 to -50 bps -51 to -75 bps -76 to -100 bps > -100 bps Total PRIME 302,942 $ 24,576 $ 7,346 $ 21 $ 145 $ 62 $ 335,093 $ Libor 177,542 12,256 - - 6,560 - 196,358 2 Yr FHLB 9,757 - - - - - 9,757 3 Yr FHLB 76,962 - - - - - 76,962 5 Yr FHLB 67,374 - - - - - 67,374 1 Yr CMT 3,764 - - - - - 3,764 2 Yr CMT 120 - 8,486 - - - 8,606 3 Yr CMT 64,751 3,655 2,358 772 9,922 11,348 92,805 5 Yr CMT 159,673 1,204 2,325 5,472 1,694 11,463 181,830 10 Yr CMT - - - - - - - Total 862,885 $ 41,691 $ 20,515 $ 6,265 $ 18,321 $ 22,873 $ 972,549 $ Adjustable Fixed

33 1 Rate indicated assumes renewal into like term at market rates as of July 26, 2021 Dollars in thousands Time Deposit Maturities Time Deposit Repricing Deposit Repricing Opportunities $169 million in time deposits maturing over the next five quarters at a blended cost of 1.55% $33,166 $23,176 $17,081 $19,899 $8,415 $10,158 $29,178 $11,450 $13,888 $2,946 $43,324 $52,354 $28,531 $33,787 $11,361 3Q21 4Q21 1Q22 2Q22 3Q22 Wholesale Time Deposit Maturities Retail Time Deposit Maturities Maturity Dates Balance Weighted Avg. Yield Implied Repricing Rate1 % of Total Portfolio Jul-21 13,093 $ 1.53% 0.35% 2.41% Aug-21 16,679 1.68% 0.41% 3.07% Sep-21 13,551 1.21% 0.33% 2.49% Oct-21 27,043 1.51% 0.53% 4.97% Nov-21 10,681 1.37% 0.42% 1.96% Dec-21 14,630 1.62% 0.44% 2.69% Jan-22 10,911 1.34% 0.36% 2.01% Feb-22 11,238 1.69% 0.56% 2.07% Mar-22 6,382 1.27% 0.36% 1.17% Apr-22 12,435 1.96% 0.50% 2.29% May-22 10,848 1.58% 0.42% 1.99% Jun-22 10,505 1.66% 0.50% 1.93% Jul-22 3,836 1.41% 0.38% 0.71% Aug-22 4,883 1.63% 0.63% 0.90% Sep-22 2,643 1.78% 0.54% 0.49% Total 169,355 $ 1.55% 0.45% 31.14%

Bridgewater Bancshares, Inc.

Attractive Twin Cities/Minnesota Market

Large Corporate Presence

#1

Fortune 500 companies per capita (16)[1]

Credit Worthy Population

#1

State with highest average credit score (720)[2]

Women Entrepreneurs

#1

Best place for women entrepreneurs[3]

Educated Workforce

#5

State with educational achievement beyond high school (59% of age 25-64 population)[4]

Business Focus

#7

America's top states for business[5]

High Growth MSA

Top 20

Most populated area in the U.S. with 4% projected population growth by 2026

Banking Industry Disruption

Banking industry disruption caused by M&A activity leading to opportunities for client and talent acquisition

2021 Median Household Income ($)[6]


$86,382
$64,386
$67,761
Minneapolis
Midwest
US

2021 – 2026 Proj. Population Growth (%)[6]


4.00%
1.08%
2.91%
Minneapolis
Midwest
US

[1] Source: Minnesota Department of Employment and Economic Development
[2] Source: Experian – State of Credit, 2020
[3] Source: Minneapolis-St. Paul Smart Asset™, 2020
[4] Source: Lumina Foundation, A Stronger Nation – National Report, 2019
[5] Source: CNBC, 2019
[6] Source: S&P Global Market Intelligence, Midwest includes ND, SD, NE, KS, MN, IA, MO, WI, IL, IN and OH

34

35 Source: S&P Global Market Intelligence; deposit market share data as of June 30, 2020 Growing Market Share 2006 Total Market 2020 Total Market Top 10 Institutions Deposits ($000) Share Top 10 Institutions Deposits ($000) Share Wells Fargo & Co. 16,308,234 $ 27.59% U.S. Bancorp 83,341,943 $ 38.23% U.S. Bancorp 15,535,660 $ 26.28% Wells Fargo & Co. 65,154,088 $ 29.88% TCF Financial Corp. 3,686,508 $ 6.24% TCF Financial Corp. 8,226,068 $ 3.77% Marshall & Iisley Corp. 1,729,917 $ 2.93% Bank of Montreal 5,928,722 $ 2.72% Bremer Financial Corp. 1,720,239 $ 2.91% Bremer Financial Corp. 5,801,429 $ 2.66% Associated Banc-Corp 1,162,530 $ 1.97% Ameriprise Bank, fsb 5,300,381 $ 2.43% Klein Financial Inc. 880,289 $ 1.49% Bank of America Corp. 4,634,383 $ 2.13% Inter Savings Bank, fsb 558,660 $ 0.94% Old National Bancorp 3,585,042 $ 1.64% Excel Bank Corp. 505,614 $ 0.86% Bridgewater Bancshares, Inc. 2,289,454 $ 1.05% American Bancorp 457,414 $ 0.77% Associated Banc-Corp 2,277,702 $ 1.04% Total Deposits 42,545,065 $ 71.98% Total Deposits 186,539,212 $ 85.55% Total Bank Deposits 59,119,026 $ 197 Total Bank Deposits 218,026,091 $ 144 % of Twin Cities MSA Deposits 71.98% % of Twin Cities MSA Deposits 85.55% Total Bank Deposits - Minneapolis-St.Paul-Bloomington, MN-WI MSA 2006 2020

BRIDGEWATER BANCSHARES, INC.

Reconciliation of Annual Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of these non-GAAP financial measures are provided below. The Company believes these non-GAAP financial measures provide useful information to both management and investors to analyze and evaluate the Company's financial performance. Because not all companies use the same calculations for these measures, the information in this presentation may not be comparable to other similarly titled measures as calculated by other companies.

Efficiency Ratio	As of and for the year ended December 31 for year end data, 2016	2017	2017*	2018	2018*	2019	2019*	2020	2020*
Noninterest Expense	$ 20,168	$ 25,496	$ 25,496	$ 31,562	$ 31,562	$ 36,932	$ 36,932	$ 45,387	$ 45,387
Less: Amortization of Tax Credit Investments	-	-	(1,916)	-	(3,293)	-	(3,225)	-	(738)
Less: FHLB Advances Prepayment Fee	-	-	-	-	-	-	-	-	(7,043)
Less: Amortization Intangible Assets	(104)	(191)	(191)	(191)	(191)	(191)	(191)	(191)	(191)
Adjusted Noninterest Expense	$ 20,064	$ 25,305	$ 23,389	$ 31,371	$ 28,078	$ 36,741	$ 33,516	$ 45,196	$ 37,415
Net Interest Income	$ 42,118	$ 54,173	$ 54,173	$ 64,738	$ 64,738	$ 74,132	$ 74,132	$ 87,964	$ 87,964
Noninterest Income	2,567	2,536	2,536	2,543	2,543	3,826	3,826	5,839	5,839
Less: (Gain) Loss on Sales of Securities	(830)	250	250	125	125	(516)	(516)	(1,503)	(1,503)
Adjusted Operating Revenue	$ 43,855	$ 56,959	$ 56,959	$ 67,406	$ 67,406	$ 77,442	$ 77,442	$ 92,300	$ 92,300
Efficiency Ratio	45.8%	44.4%	41.1%	46.5%	41.7%	47.4%	43.3%	49.0%	40.5%

Tangible Common Equity & Tangible Common Equity/Tangible Assets	As of and for the year ended December 31 for year end data, 2016	2017	2018	2019	2020
Common Equity	$ 115,366	$ 137,162	$ 220,998	$ 244,794	$ 265,405
Less: Intangible Assets	(4,060)	(3,869)	(3,678)	(3,487)	(3,296)
Tangible Common Equity	$ 111,306	$ 133,293	$ 217,320	$ 241,307	$ 262,109
Total Assets	$ 1,260,394	$ 1,616,612	$ 1,973,741	$ 2,268,830	$ 2,927,345
Less: Intangible Assets	(4,060)	(3,869)	(3,678)	(3,487)	(3,296)
Tangible Assets	$ 1,256,334	$ 1,612,743	$ 1,970,063	$ 2,265,343	$ 2,924,049
Tangible Common Equity/Tangible Assets	8.86%	8.26%	11.03%	10.65%	8.96%

Tangible Book Value Per Share	2016	2017	2018	2019	2020
Book Value Per Common Share	$ 4.69	$ 5.56	$ 7.34	$ 8.45	$ 9.43
Less: Effects of Intangible Assets	(0.17)	(0.16)	(0.12)	(0.12)	(0.12)
Tangible Book Value Per Common Share	$ 4.52	$ 5.40	$ 7.22	$ 8.33	$ 9.31
Total Common Shares	24,589,861	24,679,861	30,097,274	28,973,572	28,143,493

* Efficiency Ratio is adjusted to exclude the historic tax credit amortization and FHLB prepayment fees.
Dollars in thousands

36

BRIDGEWATER BANCSHARES, INC.

Reconciliation of Quarterly Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of these non-GAAP financial measures are provided below. The Company believes these non-GAAP financial measures provide useful information to both management and investors to analyze and evaluate the Company's financial performance. Because not all companies use the same calculations for these measures, the information in this presentation may not be comparable to other similarly titled measures as calculated by other companies.

	As of and for the quarter ended,									
Efficiency Ratio	**June 30, 2020**	**June 30, 2020***	**September 30, 2020**	**September 30, 2020***	**December 31, 2020**	**December 31, 2020***	**March 31, 2021**	**March 31, 2021***	**June 30, 2021**	**June 30, 2021***
Noninterest Expense	$ 10,711	$ 10,711	$ 9,672	$ 9,672	$ 15,258	$ 15,258	$ 10,923	$ 10,923	$ 11,477	$ 11,477
Less: Amortization of Tax Credit Investments	-	(362)	-	(145)	-	(146)	-	(118)	-	(140)
Less: FHLB Advances Prepayment Fee	-	(1,430)	-	-	-	(5,613)	-	-	-	-
Less: Amortization Intangible Assets	(47)	(47)	(48)	(48)	(48)	(48)	(48)	(48)	(47)	(47)
Adjusted Noninterest Expense	$ 10,664	$ 8,872	$ 9,624	$ 9,479	$ 15,210	$ 9,451	$ 10,875	$ 10,757	$ 11,430	$ 11,290
Net Interest Income	$ 21,342	$ 21,342	$ 21,679	$ 21,679	$ 24,841	$ 24,841	$ 25,395	$ 25,395	$ 26,288	$ 26,288
Noninterest Income	1,977	1,977	1,157	1,157	986	986	1,008	1,008	1,603	1,603
Less: Gain on Sales of Securities	(1,361)	(1,361)	(109)	(109)	(30)	(30)	-	-	(702)	(702)
Adjusted Operating Revenue	$ 21,958	$ 21,958	$ 22,727	$ 22,727	$ 25,797	$ 25,797	$ 26,403	$ 26,403	$ 27,189	$ 27,189
Efficiency Ratio	48.6%	40.4%	42.3%	41.7%	59.0%	36.6%	41.2%	40.7%	42.0%	41.5%

	As of and for the quarter ended,				
Tangible Common Equity & Tangible Common Equity/Tangible Assets	**June 30, 2020**	**September 30, 2020**	**December 31, 2020**	**March 31, 2021**	**June 30, 2021**
Common Equity	$ 257,190	$ 265,432	$ 265,405	$ 279,171	$ 290,830
Less: Intangible Assets	(3,391)	(3,344)	(3,296)	(3,248)	(3,200)
Tangible Common Equity	$ 253,799	$ 262,088	$ 262,109	$ 275,923	$ 287,630
Total Assets	$ 2,754,463	$ 2,774,564	$ 2,927,345	$ 3,072,359	$ 3,162,612
Less: Intangible Assets	(3,391)	(3,344)	(3,296)	(3,248)	(3,200)
Tangible Assets	$ 2,751,072	$ 2,771,220	$ 2,924,049	$ 3,069,111	$ 3,159,412
Tangible Common Equity/Tangible Assets	9.23%	9.46%	8.96%	8.99%	9.10%

Tangible Book Value Per Share	**June 30, 2020**	**September 30, 2020**	**December 31, 2020**	**March 31, 2021**	**June 30, 2021**
Book Value Per Common Share	$ 8.92	$ 9.25	$ 9.43	$ 9.92	$ 10.33
Less: Effects of Intangible Assets	(0.12)	(0.12)	(0.12)	(0.12)	(0.11)
Tangible Book Value Per Common Share	$ 8.80	$ 9.13	$ 9.31	$ 9.80	$ 10.22
Total Common Shares	28,837,560	28,710,775	28,143,493	28,132,929	28,162,777

* Efficiency Ratio is adjusted to exclude the historic tax credit amortization and FHLB prepayment fees.
Dollars in thousands

37

BRIDGEWATER BANCSHARES, INC. | Reconciliation of Quarterly Non-GAAP Financial Measures – PPNR

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of these non-GAAP financial measures are provided below. The Company believes these non-GAAP financial measures provide useful information to both management and investors to analyze and evaluate the Company's financial performance. Because not all companies use the same calculations for these measures, the information in this presentation may not be comparable to other similarly titled measures as calculated by other companies.

	As of and for the quarter end,				
Pre-Provision Net Revenue	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
Noninterest Income	$ 1,977	$ 1,157	$ 986	$ 1,008	$ 1,603
Less: Gain on sales on Securities	(1,361)	(109)	(30)	-	(702)
Total Operating Noninterest Income	616	1,048	956	1,008	901
Plus: Net Interest Income	21,342	21,679	24,841	25,395	26,288
Net Operating Revenue	21,958	22,727	25,797	26,403	27,189
Noninterest Expense	10,711	9,672	15,258	10,923	11,477
Less: Amortization of Tax Credit Investments	(362)	(145)	(146)	(118)	(140)
Less: FHLB Advances Prepayment Fees	(1,430)	-	(5,613)	-	-
Total Operating Noninterest Expense	8,919	9,527	9,499	10,805	11,337
Pre-Provision Net Revenue	$ 13,039	$ 13,200	$ 16,298	$ 15,598	$ 15,852
Plus:					
Non-Operating Revenue Adjustments	1,361	109	30	-	702
Less:					
Provision for Loan Losses	3,000	3,750	3,900	1,100	1,600
Non-Operating Expense Adjustments	1,792	145	5,759	118	140
Provision for Income Taxes	2,010	2,240	1,690	3,709	3,821
Net Income	$ 7,598	$ 7,174	$ 4,979	$ 10,671	$ 10,993
Average Assets	$ 2,622,272	$ 2,711,755	$ 2,816,032	$ 2,940,262	$ 3,076,712
Pre-Provision Net Revenue Return on Average Assets	2.00%	1.94%	2.30%	2.15%	2.07%

Dollars in thousands

38

Reconciliation of Quarterly Non-GAAP Financial Measures – Core NIM

BRIDGEWATER BANCSHARES, INC.

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of these non-GAAP financial measures are provided below. The Company believes these non-GAAP financial measures provide useful information to both management and investors to analyze and evaluate the Company's financial performance. Because not all companies use the same calculations for these measures, the information in this presentation may not be comparable to other similarly titled measures as calculated by other companies.

	As of and for the quarter end,				
Pre-Provision Net Revenue	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
Net Interest Income (Tax-Equivalent Basis)	$ 21,581	$ 21,898	$ 25,051	$ 25,609	$ 26,495
Less: Loan Fees	(1,264)	(1,198)	(1,514)	(1,202)	(1,023)
Less: PPP Interest and Fees	(873)	(1,173)	(2,097)	(1,864)	(1,767)
Core Net Interest Margin	$ 19,444	$ 19,527	$ 21,440	$ 22,543	$ 23,705
Average Interest Earning Assets	$ 2,567,292	$ 2,655,882	$ 2,759,543	$ 2,883,084	$ 3,019,437
Less: Avergage PPP Loans	(139,235)	(181,397)	(165,099)	(148,881)	(149,312)
Core Average Interest Earning Assets	$ 2,428,057	$ 2,474,485	$ 2,594,444	$ 2,734,203	$ 2,870,125
Core Net Interest Margin	3.22%	3.14%	3.29%	3.34%	3.31%
Loan Interest Income (Tax-Equivalent Basis)	$ 25,943	$ 26,254	$ 28,265	$ 27,938	$ 28,778
Less: Loan Fees	(1,264)	(1,198)	(1,514)	(1,202)	(1,023)
Less: PPP Interest and Fees	(873)	(1,173)	(2,097)	(1,864)	(1,767)
Core Loan Interest Income	$ 23,806	$ 23,883	$ 24,654	$ 24,872	$ 25,988
Average Loans	$ 2,152,398	$ 2,206,807	$ 2,301,328	$ 2,389,919	$ 2,534,071
Less: Avergage PPP Loans	(139,235)	(181,397)	(165,099)	(148,881)	(149,312)
Core Average Loans	$ 2,013,163	$ 2,025,410	$ 2,136,229	$ 2,241,038	$ 2,384,759
Core Loan Yield	4.76%	4.69%	4.59%	4.50%	4.37%

Dollars in thousands

39